Exhibit 10.3

FORM OF
PERFORMANCE SHARE AWARD CANCELLATION AGREEMENT

This Performance Share Award Cancellation Agreement (this “Agreement” is made as of January 28, 2008 between ___________________ (the “Recipient”) and KNBT Bancorp, Inc. (the “Company”).

WHEREAS, the Recipient was granted on [date], 2006 a performance share award (the “Award”) consisting of  _____shares of common stock, par value $.01 per share ("Common Stock"), of the Company pursuant to the 2004 Recognition and Retention Plan and Trust Agreement (the “Plan”);

WHEREAS, the Company has entered into the Agreement and Plan of Merger by and between National Penn Bancshares, Inc. (“National Penn”) and the Company dated as of September 6, 2007 (the “Merger Agreement”), whereby the Company will be merged with and into National Penn (the “Merger”);

WHEREAS, the earning of the Award is subject to the achievement of specified performance targets of the Company with respect to the Company’s financial performance for the fiscal year ended December 31, 2008 (the “Performance Targets”);

WHEREAS, the Merger is expected to be completed on February 1, 2008;

WHEREAS, the earning of the Award is not accelerated upon completion of the Merger; and

WHEREAS, in light of the pending Merger and the likelihood of achieving the Performance Targets, the parties to this Agreement desire that the Award be cancelled.

NOW, THEREFORE, IT IS AGREED, that the Award be and is hereby canceled as of the date hereof. The Recipient acknowledges that the Recipient shall have no claims or rights against the Company or National Penn under or in respect of the Award. The Recipient has surrendered to the Company the original of the Performance Share Award Agreement representing the Award.  Whether or not the Merger Agreement is terminated, this Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

        KNBT BANCORP, INC.

        By:       _________________________________
        Scott V. Fainor
        President and Chief Executive Officer

        By:       _________________________________
        Recipient